Exhibit 99.1

November 2014 Scott Tarriff, CEO David Riggs, CFO NASDAQ: EGRX

 Forward Looking Statements 2 This presentation contains certain forward-looking information about Eagle Pharmaceuticals that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “strong,” “upcoming,” “prepared” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding our ability to successfully develop and commercialize our therapeutic products; our ability to expand our long-term business opportunities; financial projections and estimates and their underlying assumptions; and future performance. All such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: whether the FDA will approve our NDA for our bendamustine product and other pharmaceutical products in development and when such approval might be granted; our ability to successfully complete the overall safety assessment for the bendamustine HCl rapidly infused product candidate on time, if at all, and whether the results of the safety assessment will establish the safety of the product or demonstrate an adverse safety profile; whether we will successfully market our products; our ability to successfully compete with other pharmaceutical and biotechnology companies; the development of, and our ability to take advantage of, the market for our therapeutic products; the strength and enforceability of our intellectual property rights; the outcome of pending litigation; general economic conditions; and the other risk factors included in our final prospectus filed with the Securities and Exchange Commission on February 13, 2014 relating to our Registration Statement on Form S-1 (File No. 333-192984) for our IPO. Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

Eagle Pharmaceuticals Nasdaq: EGRX Specialty pharmaceutical company Differentiated forms of branded injectables Revenues from three products Ryanodex (launched Aug. 2014 in MH) Argatroban Diclofenac/misoprostal Significant near-term commercial opportunities Preparing for 2015 launch of Bendamustine RTD On track to file RTU Bivalirudin 2Q:15 Ryanodex label expansion: Exertional heat stroke Long life cycles = significant value Strong & growing IP around differentiating features Orphan drug designations Well capitalized to execute growth strategy

In-Market Products + Attractive Late Stage Portfolio Bendamustine RTD 30/60 min. admin in 500 mL admixture Bendamustine RTD 10 min. admin in 50 mL admixture Diclofenac/misoprostol (legacy ANDA; generic Arthotec) Ryanodex Exertional Heat Stroke RTU bivalirudin Pemetrexed Argatroban Tentative approval 7/2/14 Positive data reported 11/10/14 1 Source: publicly filed reports with the SEC, independent market research and management’s estimates Ryanodex (dantrolene) Malignant Hyperthermia

Bendamustine RTD Improved formulation of Treanda1 In 500 mL admixture, 30- or 60-minute infusion time (same as Treanda) Tentative approval received 7/02/14 One patent infringement lawsuit dismissed, one pending No 30-month stay 1 Treanda® (bendamustine HCl) (Cephalon, Inc., a wholly-owned subsidiary of Teva Pharmaceutical Industries Ltd.) 2 CLL: chronic lymphocytic leukemia 3 NHL: indolent B-cell non-Hodgkin lymphoma

Bendamustine RTD Improved formulation of Treanda1 In 500 mL admixture, 30- or 60-minute infusion time (same as Treanda) Tentative approval received 7/02/14 One patent infringement lawsuit dismissed, one pending No 30-month stay In 50 mL admixture, 10-minute infusion time Positive clinical data reported 11/10/14 will change ‘how to administer’ section of label ODD granted 7/02/14 for CLL & NHL May afford 7 years exclusivity on approval One patent issued to June 2031, one newly allowed, 6 pending 1 Treanda® (bendamustine HCl) (Cephalon, Inc., a wholly-owned subsidiary of Teva Pharmaceutical Industries Ltd.) 2 CLL: chronic lymphocytic leukemia 3 NHL: indolent B-cell non-Hodgkin lymphoma

Bendamustine RTD in 50mL Admixture Positive Clinical Data Open-label, crossover, randomized, blinded Phase I clinical trial in 81 patients Bioequivalence & safety vs. Treanda Met primary endpoint: bioequivalent to Treanda Met safety endpoints: incidence & profile of AEs (infusion-related & general) comparable to Treanda Positive data will change ‘how to administer’ section of label Meeting with FDA to discuss results December 2014 1 Treanda® (bendamustine HCl) (Cephalon, Inc., a wholly-owned subsidiary of Teva Pharmaceutical Industries Ltd.)

Bendamustine RTD Market Opportunity Treanda sales over $700M Preparing for 2015 launch: 2Q or 3Q Conversion expected due to multiple benefits of our bendamustine RTD in 50mL admixture with 10 minute infusion time Plan to file for unique J-code 1 12 months ended 9/30/2014 sales of $718M, source: Teva Pharmaceutical press releases dated 2/6/2014 and 10/30/2014

Multiple Benefits of Bendamustine RTD in 50mL Admixture

No change to SOC for MH treatment in over 30 years Often fatal if untreated Ryanodex approved July 2, 2014 Optimized formulation Reduces to 5mL (1 vial) vs. 720 mL (12 vials) for old product Breakthrough change Expected to take over market Protected market position 3 patents issued + 1 filed Orphan drug designation for MH (U.S) EU regulatory submission to be filed by mid-2015 ODD application accepted by EMA Ryanodex® (dantrolene) for Malignant Hyperthermia (MH)

Ryanodex: US Commercial Landscape Ryanodex launched Aug 29, 2014 Small sales force Premium pricing to old formulation Supported by Ryanodex advantages Faster administration Reduced volume Significant reduction of Mannitol (diuretic) Expands addressable market ~$20M $75-80M Ryanodex Premium Pricing Old Product Pricing1 Ryanodex Market Opportunity (Over 2 Years) 1 Branded dantrolene sales for MH 2013

Ryanodex: US Commercial Landscape All US hospitals required to stock dantrolene ~9,000 outlets MHAUS1 recommends a minimum 36 vials = 3 vials Ryanodex Repurchase required every 2 years Ryanodex advantages = unlikely to revert to old 720mL formulation Early conversions include multiple top-tier hospitals 1 Joint Commission; MHAUS: Malignant Hyperthermia Association of the United States

Why Dantrolene? MH Exertional Heat Stroke Ecstasy Overdose Duchenne Europe ROW Initial indication: Malignant Hyperthermia Larger markets + Unmet needs Further opportunity for all indications Malignant Hyperthermia is just the tip of the iceberg Rhabdomyolysis

Ryanodex for EHS: Initial Label Expansion Opportunity Exertional Heat Stroke (EHS) Est. 23,000-38,000 cases/year1 A leading cause of student athlete death (US) & non-combat military deaths Similarities to MH Potential for Ryanodex to be first to market for EHS Orphan drug designation for EHS Potential for 7 years of exclusivity Market estimated at $150M+ 1 Estimate based on 2010 population projections

Enhanced RTU version of the anticoagulant Angiomax1 Brand sales over $580M 2 Two patents issued; third patent filed 1Q:14 NDA submission targeted for 2Q:15 US launch planned as early as 1Q:16 Very strong non-infringement arguments Different from existing ANDA litigation Bivalirudin RTU 1 Angiomax® (bivalirudin) (The Medicines Company) 2 12 months ended 9/30/2014 sales of $584M, source: The Medicines Company press releases dated 2/19/2014 and 10/22/2014

Pemetrexed Liquid version of Alimta1, a powder cytotoxic API indicated for pleural mesothelioma & NSCLC No reconstitution No dilution Less exposure to cytotoxic vapors for healthcare staff $2.7B global market opportunity2 Expect to launch with generics (2017-21) 1 Alimta® (pemetrexed) (Eli Lilly & Co.) 2 FY 2013 Alimta sales, source: Eli Lilly & Co. press release dated 1/30/2014

US Patents Longevity Orphan Drug FDA Action Issued Filed Argatroban 2 1 Sept 2027 In-market Ryanodex (dantrolene): MH 3 1 Jul 2022- Jul 2025 US EU pending In-market Bendamustine RTD: NHL & CLL 1 7 Jan 2031- Mar 2033 US 500mL Tentative Approval 7/2/14 50mL meeting w. FDA 12/14 Ryanodex: Heat stroke/EHS 1 Feb 2023 US RTU bivalirudin 21 1 Aug 2029- May 2034 Other 2 3 Feb 2027– Dec 2032 TOTAL 12 13 3 Combination Approach for Long Life Cycle 1 Jointly owned by Medicines Co. & Eagle Patents expected to be Orange Book listed & potentially result in 30 month stays + potential long term protection

YTD 2014 Achievements		Near-term Milestones	
Ryanodex®			
✓ NDA filed: MH	Mar:14	• ODD from EMA: MH	4Q:14
✓ Patent issued: heat stroke	1Q:14	• File with EMA: MH	Mid:15
✓ FDA approval: MH	Jul:14	• Initiate pilot study: EHS	TBD:15
✓ US Launch: MH	Aug:14		
Bendamustine			
✓ Tentative approval (500mL)	Jul:14	• 2nd patent issuance (50mL)	4Q:14
✓ Received ODD (50mL)	Jul:14	• Discuss clinical results w. FDA	Dec:14
✓ 524 patent lawsuit dismissed	Nov:14	• Launch	2Q/3Q:15
✓ Positive study data (50mL)	Nov:14		
RTU Bivalirudin			
✓ Third patent filed	1Q:14	• File NDA	2Q:15
✓ Completed 3 registration batches for NDA	1Q:14	• Potential US launch	1Q:16
Other			
✓ Successful IPO raised $46M net	Feb:14	• US launch: diclofenac/misoprostol	4Q:14
✓ ANDA approved: diclofenac/misoprostol	3Q:14		

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Investment Considerations Multi-billion opportunity in injectable products space Revenues from three in-market products Near term product launch opportunities with high margins 3 Orphan Drugs: Ryanodex EHS & MH and bendamustine 50mL admixture Strong IP portfolio to protect market position: 12 patents issued Long life cycle creates significant value opportunity Strong balance sheet with over $40M in cash1 1 As of September 30, 2014

November 2014